                                                                    EXHIBIT 10.7

                            STOCKHOLDERS' AGREEMENT
                            -----------------------


     THIS STOCKHOLDERS' AGREEMENT (the "Agreement") is made as of March 4, 1998,
                                        ---------
by and among BGL Capital Partners, L.L.C. ("BGL"), Michael J. Cunningham, Mahmud
                                            ---
U. Haq and Richard A. Alston, and each of the individuals listed on SCHEDULE I hereto (each such individual a "Founding Company Owner" and collectively, the
                                ----------------------
"Founding Company Owners").
------------------------

     WHEREAS, on the date hereof, BGL and Messrs. Cunningham, Haq and Alston are the sole owners of the common stock, par value $.01 per share (the "Common
                                                                    ------
Stock") of Compass International Services Corporation (the "Corporation"); and
                                                            -----------

     WHEREAS, upon the consummation of each of the separate Stock Purchase Agreements dated October 3, 1997, by and among the Corporation, the Founding Company Owners and the Founding Companies set forth on SCHEDULE I hereto (collectively, the "Stock Purchase Agreements"), the Founding Company Owners
                    -------------------------
will become owners of Common Stock; and

     WHEREAS, each of the undersigned parties believes that the continuity of management is essential to the success of the business of the Corporation, and that to preserve such continuity, it is essential for the undersigned parties to vote on shareholder proposals and for the election of the board of directors of the Corporation (the "Board") as hereinafter provided.
                      -----

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties agree as follows:

     1.  COMPOSITION OF BOARD OF DIRECTORS IMMEDIATELY FOLLOWING THE OFFERING.
         --------------------------------------------------------------------
Immediately upon the closing of the Offering, the Board shall be composed of ten members, consisting of (i) five Founding Company Owners (or their selected representative), each designated by his or her respective Founding Company, (ii) one director designated by BGL, (iii) Mr. Cunningham, (iv) Mr. Haq and (v) two independent directors, not employed by the Corporation, the Founding Companies or their respective subsidiaries or by BGL. The Board shall be divided into three classes, with Class I consisting of four directors and Classes II and III each consisting of three directors. The Class I directors shall initially be elected for a term expiring at the Annual Meeting of the Corporation's stockholders relating to the fiscal year ending December 31, 1998 but held in 1999 (the "1998 Annual Meeting"); the Class II directors shall initially be
           -------------------
elected for a term expiring at the Annual Meeting relating to the fiscal year ending December 31, 1999 but held in 2000 (the "1999 Annual Meeting"); and the
                                                -------------------
Class III directors shall initially be elected for a term expiring at the Annual Meeting relating to the fiscal year ending December 31, 2000 but held in 2001 (the "2000 Annual Meeting"). Thereafter, directors will be elected for three-
      -------------------
year terms. The initial members of the Board, the persons by whom they are designated, if applicable, and their Classes are set forth on SCHEDULE II hereto.

     2.  NOMINATIONS FOR ANNUAL MEETINGS.  With respect to each Annual Meeting
         -------------------------------
of the Corporation's stockholders beginning with the 1998 Annual Meeting up to and including the Annual Meeting relating to the fiscal year ending December 31, 2002 but held in 2003 (the "2002 Annual Meeting"), and in each case at any
                            -------------------
adjournment thereof, each of the undersigned parties shall take any and all action necessary as a stockholder and/or director or officer of the Corporation (in each case, subject to applicable fiduciary duties) to cause those directors listed on SCHEDULE II attached hereto whose terms are then expiring, or their designated successors as provided in Section 4 herein, to be nominated for election to the Board.

     3.  ELECTION OF DIRECTORS AT THE ANNUAL MEETINGS.  Each of the undersigned
         --------------------------------------------
parties shall vote the shares of Common Stock which it owns or hereafter acquires, or over which it has voting control or hereafter acquires voting control, in any manner necessary to cause all nominees nominated pursuant to
Section 2 herein to be elected to the Board at each Annual Meeting of the Corporation's stockholders beginning with the 1998 Annual Meeting and up to and including the 2002 Annual Meeting.

     4.  SUCCESSORS.  In the event that the Board determines (in its reasonable
         ----------
discretion) that a member of the Board is unable for any protracted period to discharge his/her duties to the Corporation, or such member resigns or is removed from the Board or declines to stand for re-election to the Board, each of the undersigned parties shall take any and all action necessary (subject to applicable fiduciary duties) as a stockholder and/or director or officer of the Corporation to cause the then-incumbent Board to nominate as a successor director (i) if the director being replaced was designated by the former owners of a Founding Company or by BGL, such individual as shall be designated by the persons who originally designated such director and (ii) in all other cases, such individual as shall be approved by a majority of the then-incumbent Board, and each of the undersigned parties shall take any and all action necessary as a stockholder and/or director or officer of the Corporation (in each case, subject to applicable fiduciary duties) to elect such successor director to the Board.

     5.  OTHER MATTERS BROUGHT TO VOTE; BEST EFFORTS.  In the event that any
         -------------------------------------------
matter other than election of directors is brought to the vote of stockholders at any Annual Meeting beginning with the 1998 Annual Meeting and up to and including the 2002 Annual Meeting, each of the undersigned parties shall vote the shares of Common Stock which it owns or hereafter acquires or over which it has voting control or hereafter acquires voting control, in accordance with the recommendations of the incumbent Board.

     6.  TERM.  The term of this Agreement shall run from the date hereof until
         ----
immediately following the final adjournment of the 2002 Annual Meeting.

     7.  TERMINATION.  If the Stock Purchase Agreements are not consummated by
         -----------
March 31, 1998, this Agreement will terminate and its terms will be null and void and of no force and effect.

     8.  ASSIGNABILITY/TRANSFERS.  Except with respect to the assignment of this
         -----------------------
Agreement to a transferee of Common Stock owned by one or more of the parties hereto, this Agreement shall only be assignable by the written consent of all of the parties hereto. This Agreement shall be binding on all transferees of the Common Stock owned by the parties hereto and no assignment or transfer permitted pursuant to this Paragraph 8 shall be effective or be of any force or effect whatsoever, unless and until any such assignee or transferee executes a counterpart of this Agreement (unless, in the case of a transfer of Common Stock, such transfer is a transfer or sale in connection with a registered public securities offering or pursuant to Rule 144 under the Securities Act of 1933, as amended).

     9.  EXPANSION OF BOARD OF DIRECTORS.  This Agreement is not intended to
         -------------------------------
limit in any respect the Board's authority to increase from time to time the size of the Board in accordance with Article V of the Corporation's Amended and Restated Certificate of Incorporation.

     10. AMENDMENT.  This Agreement may be amended from time to time by an
         ---------
instrument in writing signed by the holders of a majority of the aggregate number of shares of outstanding Common Stock held by the signatories hereto at the date of such amendment; provided, however, that no amendment shall be made which would materially adversely affect the rights of any Founding Company Owners or BGL without the consent of the persons so affected.

     11. COUNTERPARTS.  This Agreement may be executed in multiple counterparts,
         ------------
each of which shall be deemed an original.

     12. GOVERNING LAW.  This Agreement shall be governed by and enforced in
         -------------
accordance with the laws and decisions of the State of Delaware, without regard to the choice of law provisions thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed individually, and has entered into this Agreement effective the date and year first above written.


BGL CAPITAL PARTNERS, L.L.C.

By:  BGL Management Company, L.L.C.


By:  /s/ Scott H. Lang
     -----------------------------------
     Scott H. Lang
     Managing Partner


/s/ Michael J. Cunningham
----------------------------------------
Michael J. Cunningham



/s/ Mahmud U. Haq
----------------------------------------
Mahmud U. Haq



/s/ Richard A. Alston
----------------------------------------
Richard A. Alston


                        (Additional Signatures Follow)

OWNERS OF THE MAIL BOX, INC.:


/s/ Kenneth W. Murphy
----------------------------------------
Kenneth W. Murphy

Kenneth W. Murphy Childrens Trust

By: /s/ Kenneth W. Murphy
    ------------------------------------
    Trustee


/s/ Robert Meador
----------------------------------------
Robert Meador


/s/ Richard J. Bainter
----------------------------------------
Richard J. Bainter


/s/ John Erickson
----------------------------------------
John Erickson


/s/ Lynn Harris
----------------------------------------
Lynn Harris


/s/ Earl Johnson
----------------------------------------
Earl Johnson


/s/ Jack Padian
----------------------------------------
Jack Padian


/s/ Patty Bond
----------------------------------------
Patty Bond


/s/ Lee McNamara
----------------------------------------
Lee McNamara


                        (Additional Signatures Follow)

OWNERS OF NATIONAL CREDIT MANAGEMENT CORPORATION:


/s/ Leeds Hackett
----------------------------------------
Leeds Hackett


/s/ Thomas Gillespie
----------------------------------------
Thomas Gillespie


/s/ Veronica Hackett
----------------------------------------
Veronica Hackett


/s/ Victoria C. McAndrews
----------------------------------------
Victoria C. McAndrews


/s/ Richard M. Fiorito
----------------------------------------
Richard M. Fiorito


/s/ Russ C. Causey
----------------------------------------
Russ C. Causey


/s/ Paul Holt
----------------------------------------
Paul Holt


/s/ Sylvia Sorgel
----------------------------------------
Sylvia Sorgel


                        (Additional Signatures Follow)

OWNERS OF BRMC OF DELAWARE, INC.:


/s/ Mary Maloney
----------------------------------------
Mary Maloney


/s/ H. Eugene Collins
----------------------------------------
H. Eugene Collins

ADVANCED CREDIT SERVICES, INC.,
 a Georgia corporation


By:  /s/ David Fletcher
     -----------------------------------
     Its:  President
           -----------------------------


/s/ Billy Ray Pitcher
----------------------------------------
Billy Ray Pitcher


/s/ Eddie Newton King, Jr.
----------------------------------------
Eddie Newton King, Jr.


/s/ Peter Michael Grossman
----------------------------------------
Peter Michael Grossman


/s/ William Dale Graham
----------------------------------------
William Dale Graham


/s/ Thomas Warren Hester
----------------------------------------
Thomas Warren Hester


                        (Additional Signatures Follow)

OWNER OF MID-CONTINENT AGENCIES, INC.:


/s/ Leslie J. Kirschbaum
----------------------------------------
Leslie J. Kirschbaum


                        (Additional Signatures Follow)

OWNERS OF IMPACT TELEMARKETING GROUP, INC.
AND IMPACT TELEMARKETING, INC.:


/s/ Edward A. DuCoin
----------------------------------------
Edward A. DuCoin


/s/ David T. DuCoin
----------------------------------------
David T. DuCoin

                                   SCHEDULE I
                                   ----------

                      NAME OF FOUNDING COMPANY AND OWNERS
                      -----------------------------------


THE MAIL BOX, INC.:
------------------
Kenneth W. Murphy
Kenneth W. Murphy Childrens Trust
Robert Meador
Richard J. Bainter
John Erickson
Lynn Harris
Earl Johnson
Jack Padian
Patty Bond
Lee McNamara

NATIONAL CREDIT MANAGEMENT CORPORATION:
--------------------------------------
Leeds Hackett
Thomas Gillespie
Veronica Hackett
Victoria McAndrews
Richard M. Florito
Russ C. Causey
Paul Holt
Sylvia Sorgel

BRMC OF DELAWARE, INC.:
----------------------
Mary Maloney
H. Eugene Collins
Advanced Credit Services, Inc., a Georgia corporation
Billy Ray Pitcher
Eddie Newton King, Jr.
Peter Michael Grossman
William Dale Grossman
Thomas Warren Hester

MID-CONTINENT AGENCIES, INC.:
----------------------------
Leslie J. Kirschbaum

IMPACT TELEMARKETING GROUP, INC. AND
------------------------------------
IMPACT TELEMARKETING, INC.:
--------------------------
Edward A. DuCoin
David T. DuCoin

                                  SCHEDULE II
                                  -----------

                              BOARD OF DIRECTORS
                              ------------------

         NAME                      CLASS                DESIGNATED BY
-------------------------     ---------------     -------------------------
Michael J. Cunningham               III
Kenneth W. Murphy                   III            Owners of Mail Box
Leeds Hackett                       III            Owners of National Credit
                                                   Management Corp.
Howard L. Clark, Jr.                 II
Scott H. Lang                        II            BGL
John Maloney                         II            Owners of BRMC
Leslie J. Kirschbaum                  I            Owners of Mid-Continent
Edward A. DuCoin                      I            Owners of Impact
Tomasso Zanzotto                      I
Mahmud U. Haq                         I

                                     II-1